_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported):  May 20, 1997


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of April 26, 1997, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997B).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee                333-14033                62-0997810
----------------------------          ------------

(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


4726 Airport Highway
Louisville, Tennessee                                  37777
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(Address of Principal                                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (423) 970-7200
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(Former Address:


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Item 5.  Other Events
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Filing of Computational Materials.
---------------------------------


     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997B, Prudential Securities Incorporated and
Credit Suisse First Boston Corporation, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company each provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as Exhibit 99.1 and the Computational Materials provided by Credit Suisse First Boston Corporation are identical to those provided by Prudential Securities Incorporated other than the legend on such materials, which is attached hereto as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
        Information and Exhibits.
        ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials - Prudential Securities Incorporated

     99.2 Computational Materials - Credit Suisse First Boston Corporation

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David R. Jordan
    ----------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By: /s/ Joseph H. Stegmayer
    ------------------------------
    Name: Joseph H. Stegmayer
    Title: President



Dated:  May 20, 1997


                                Exhibit Index
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Exhibit                                                                  Page
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99.1 Computational Materials, Prudential Securities Incorporated

99.2 Computational Materials, Credit Suisse First Boston Corporation